SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 9, 2005
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                     001-12073                   62-1550848
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule l425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Equity Inns, Inc. (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and pursuant to Item 2.02 of Form 8-K insofar as it discloses historical information regarding the Company's results of operations and financial condition for the three and six months ended June 30, 2005.

On August 9, 2005, the Company issued a press release regarding its earnings for the three and six months ended June 30, 2005. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

                 99.1   Press Release dated August 9, 2005.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EQUITY INNS, INC.



August 9, 2005                /s/ J. Mitchell Collins
--------------                -----------------------
                              J. Mitchell Collins
                              Executive Vice President, Chief Financial Officer,
                              Treasurer and Secretary

                                EQUITY INNS, INC.
                                INDEX TO EXHIBITS


Exhibit Number

99.1              Press Release dated August 9, 2005.